UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under an Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RS11)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-110437              41-1955181
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota       55437
(Address of Principal               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000


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Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), as amended by Amendment No. 1 on Form 10K/A of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on November 19, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed the Securities and Exchange Commission of May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries, as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ending September 30, 2003 and September 30, 2002 included in the Quaterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ending September 30, 2003 (which was filed with the Securities and Exchange Commission on November 14, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26,
2003, March 31, 2003, April 21, 2003, July 18, 2003 and October 17, 2003 as such
Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in(i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-110437) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Residential Asset Mortgage Products, Inc. Series 2003-4 RS11.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

                      Item 601 (a) of
                      Regulation S-K
Exhibit No.           Exhibit No.           Description

1                     23                Consent of KPMG LLP,
                                        independent auditors of Ambac Assurance
                                        Corporation and subsidiaries.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:   /s/ Michael Mead
                                                   Name: Michael Mead
                                                   Title: Vice President

Dated: December 22, 2003


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                                  EXHIBIT INDEX

               Item 601 (a) of                                   Sequentially
Exhibit        Regulation S-K                                    Numbered
Number         Exhibit No.          Description                  Page

I                     23            Consent of KPMG LLP,                6
                                    independent auditors of Ambac
                                    Assurance Corporation and
                                    subsidiaries


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                                    EXHIBIT I



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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No.333-110437) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated December 22, 2003 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 as amended by Amendment No. 1 on Form 10K/A of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on November 19, 2003 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


/s/KPMG
KPMG LLP
New York, New York
December 22, 2003


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